                                                                      Exhibit 99

                                                                          Form 1
                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                                      :

         OPTICON MEDICAL, INC.              :        CASE NO:  02-53599
         ---------------------------                           ----------------
         DEBTOR                                      CHAPTER 11
                                            :        JUDGE CALDWELL

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                           OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 04/21/02

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of :

                             X    Operating Statement        (Form 2)
                           -----
                             X    Balance Sheet              (Form 3)
                           -----
                             X    Summary of Operations      (Form 4)
                           -----
                             X       Monthly Cash Statement  (Form 5)
                           -----
                            N/A   Statement of Compensations (Form 6)
                           -----

                              -----   -----------------------

               and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect; and, (if not attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases ARE current. (if not, attach written explanation).

4. No Professional Fees (attorney, accountant, etc.) have been paid without specific court authorization. YES. Explain of separate sheet, if not true.

5. All United States Trustee Quarterly fees have been paid and are current. YES.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

Dated:  05/17/02           /s/ G.D. Brunner
        --------           ----------------------------------------------------
                           For Debtor in Possession

                           President and CEO                     614-336-2000
                           ---------------------------------     --------------
                           Title                                 Phone

                                                                         Form 4

                             SUMMARY OF OPERATIONS

Debtor:  Opticon Medical Inc.    Period Ended:  04/30/02     Case No:  02-53599
         --------------------                   --------               --------

                    SCHEDULE OF POST PETITION TAXES PAYABLE**

                                         BEGINNING BALANCE          ACCRUED/WITHHELD       PAYMENTS/DEPOSITS        ENDING BALANCE
INCOME TAXES WITHHELD:
FEDERAL:
STATE:
LOCAL:

FICA WITHHELD:

EMPLOYER'S FICA:

UNEMPLOYEMENT TAX:
FEDERAL
STATE

SALES, USE, & EXCISE TAX:

PROPERTY TAXES:

OTHERS:

TOTALS:

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST-PETITION ACCOUNTS PAYABLE

         AGE IN DAYS                    0-30               30-60           OVER 60           CHARGED OFF THIS PERIOD
POST PETITION ACCT.'S PAYABLE          53,796               -0-              -0-

ACCOUNTS RECEIVABLE                     -0-                 -0-              -0-                       -0-

          FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM THE ACCOUNT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT.

          DESCRIBE EVENTS OR FACTORS OCCURRING DURING THIS REPORTING PERIOD MATERIALLY AFFECTING OPERATIONS AND FORMULATION OF A PLAN OF REORGANIZATION.

**Payroll taxes are current and submitted by ADP.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                          Form 5
                                CASH BASIS REPORT
          (BASED UPON A CONSOLIDATED ACCOUNTING OF ALL D-I-P ACCOUNTS)


CASE NAME:        Opticon Medical Inc.
                  --------------------

CASE NUMBER:      02-35399
                  --------

MONTH AND YEAR:   April, 2002
                  -----------

Beginning cash balance (i.e. ending balance from previous report)               $   (7,642.56)
                                                                                -------------
ADD:  All receipts for the month.  DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.   $   48,000.00
                                                                                -------------
DEDUCT:  All disbursements for the month.
         DO NOT INCLUDE TRANSFERS BETWEEN ACCOUNTS.                             $   35,315.16
                                                                                -------------
Net cash flow (receipts minus disbursements)                                    $   12,684.84
                                                                                -------------
Ending cash balance (i.e. next month's beginning cash balance)                  $     5042.28
                                                                                -------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 REPORT OF UNPAID DELINQUENT POST PETITION TAXES

List all unpaid tax obligations which have accrued after the date of the filing of the Chapter 11 petition (post petition obligations) which are now due and owing (i.e. delinquent), but have in fact not yet been timely paid.
DO NOT LIST ANY PRE-PETITION OBLIGATIONS!

         TAXING AUTHORITY         TYPE TAX               TAX PERIOD               DUE DATE                 AMOUNT



                             MONTHLY CASH STATEMENT

Debtor:           Opticon Medical Inc.   Statement for the period:
                  --------------------

Case Number:      02-53599               From: March 31, 2002 to April 30, 2002
                  --------                     --------------------------------

Cash Activity Analysis (Cash Basis Only):

                                                  GENERAL ACCT.     PAYROLL ACCT.        TAX ACCT.            TOTAL
  A.    Beginning Balance:                          -7,863.64              221.08                           -7,642.56

  B.    Receipts:
        Attach separate schedule                    48,000.00           24,250.00                           72,250.00

  C.    Balance Available:
        (A + B):                                    40,136.36           24,471.08                           64,607.44

  D.    Less Disbursements:
        Attach separate schedule                    35,408.54           24,156.62                           59,564.96

  E.    Ending Balance:
        (D - C)                                      4,727.82              314.46                            5,042.48

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)

GENERAL ACCOUNT:

1.       Depository Name &
         Address:          Fifth Third Bank, P.O. Box 182026, Columbus, OH 43218
                           -----------------------------------------------------
2.       Account Number:   702-99431
                           -----------------------------------------------------

PAYROLL ACCOUNT:

1.       Depository Name &
         Address:          Fifth Third Bank, P.O. Box 182026, Columbus, OH 43218
                           -----------------------------------------------------
2.       Account Number:   702-99485
                           -----------------------------------------------------

TAX ACCOUNT:

1.       Depository Name &
         Address:          n/a - taxes remitted through ADP
                           -----------------------------------------------------
2.       Account Number:
                           -----------------------------------------------------


Other monies on hand (specify type and location) (i.e., CD's, petty cash, etc.):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Date:  05/17/02                            /s/ G.D. Brunner
       --------                            -----------------------------------
                                           Debtor in Possession

                               OPTICON - GENERAL
                              ACCOUNT QUICK REPORT
                              AS OF APRIL 30, 2002

                         OPTICON MEDICAL, INC. 02-53599
                                BANK STATEMENTS


                       Account                   Date             Num                  Name                 Amount       Balance
                     ------------            -------------    ------------    -----------------------   ------------- ------------

          Cash                                                                                                          -7,642.56
                     FifthThird DIP/General                                                                             -7,863.64
                                               04/01/2002                     Deposit                      10,000.00     2,136.36
                                               04/02/2002                     Deposit                         500.00     2,636.36
                                               04/11/2002                     Transfer to Payroll         -12,250.00    -9,613.64
                                               04/11/2002                     Deposit                      24,000.00    14,386.36
                                               04/15/2002     4252            Fed Ex                          -19.40    14,366.96
                                               04/15/2002     4253            Anthem Life                    -178.11    14,188.85
                                               04/15/2002     4254            AT&T                           -298.57    13,890.28
                                               04/15/2002     4255            Beth Johnson                    -92.71    13,797.57
                                               04/15/2002     4256            Catherine King               -2,240.00    11,557.57
                                               04/15/2002     4257            Imperial Premium
                                                                              Finance, Inc.                -6,424.08     5,133.49
                                               04/15/2002     4258            McBee                           -75.90     5,057.59
                                               04/15/2002     4259            Vanderbilt University
                                                                              Medical Center                 -400.00     4,657.59
                                               04/23/2002                     Deposit                      13,500.00    18,157.59
                                               04/23/2002                     Transfer to Payroll         -12,000.00     6,157.59
                                               04/24/2002     4260            Blue Cross/Blue Shield            0.00     6,157.59
                                               04/24/2002     4261            Anthem Blue Cross &
                                                                              Blue Shield                  -1,361.02     4,796.57
                                               04/30/2002                                                     -68.75     4,727.82
                                                                                                         ------------ ------------
                     Total FifthThird DIP/General                                                          12,591.46     4,727.82

                     Fifth Third DIP/Payroll                                                                               221.08
                                               04/05/2002                                                    -138.08        83.00
                                               04/10/2002                                                     -35.18        47.82
                                               04/11/2002                     Transfer from
                                                                              General Acct.                12,250.00    12,297.82
                                               04/15/2002                                                  -2,366.01     9,931.81
                                               04/15/2002                                                  -3,691.77     6,240.04
                                               04/15/2002                                                  -1,258.44     4,981.60
                                               04/15/2002                                                  -4,411.20       570.40
                                               04/15/2002                                                     -42.58       527.82
                                               04/23/2002                     Transfer from General Acct.  12,000.00    12,527.82
                                               04/30/2002                                                  -2,366.01    10,161.81
                                               04/30/2002                                                  -3,691.77     6,470.04
                                               04/30/2002                                                  -1,258.44     5,211.60
                                               04/30/2002                                                    -325.55     4,886.05
                                               04/30/2002                                                  -4,485.14       400.91
                                               04/30/2002                                                     -36.43       364.48
                                               04/30/2002                                                     -50.02       314.46
                                                                                                         ------------ ------------
                     Total Fifth Third DIP/Payroll                                                             93.38       314.46
                                                                                                         ------------ ------------
          Total Cash                                                                                       12,684.84     5,042.28
                                                                                                         ------------ ------------
TOTAL                                                                                                      12,684.84     5,042.28
                                                                                                         ============ ============

                              OPTICON MEDICAL INC.
                                 BALANCE SHEET
                              AS OF APRIL 30, 2002

                                                                               03/31/02        04/30/02
                                                                         -------------------------------
ASSETS
      Current Assets
           Cash                                                                     221           5,042
           Investments                                                                0               0
           Prepaids & Deposits                                                   11,859          11,817
                                                                         -------------------------------
           Accounts Receiveable - Other                                           5,065           5,065
                                                                         -------------------------------
      Total Current Assets                                                       17,145          21,924

      Fixed Assets
           Tooling                                                              135,177         135,177
           Leasehold Improvements                                                35,198          35,198
           Fixtures & Equipment                                                  76,258          76,258
           Accumulated Depreciation                                            (225,187)       (229,158)
                                                                         -------------------------------
      Total Fixed Assets                                                         21,446          17,475

      Other Assets
           Patents and Licenses                                                 222,467         222,467
           Amortization                                                         (95,835)        (96,803)
                                                                         -------------------------------
      Total Other Assets                                                        126,632         125,664
                                                                         -------------------------------
TOTAL ASSETS                                                                    165,223         165,063
                                                                         ===============================
LIABILITIES & EQUITY
      Liabilities
           Current Liabilities
               Accounts Payable - Pre Petition                                   34,227          48,134
               Accounts Payable - Post Petition                                  25,964          53,796
               Dividends Payable - Pre Petition                                 114,047         114,047
               Dividends Payable - Post Petition                                  3,867          15,853
               Accrued Liabilities & Other - Pre Petition                        77,283          77,283
               Accrued Liabilities & Other - Post Petition                       54,315          43,554
               Notes Payable                                                     50,000          98,000
               Accrued Interest                                                     188             735
           Total Current Liabilities                                            359,891         451,402
               Capital Lease Obligations                                          3,101           3,101
                                                                         -------------------------------
      Total Liabilities                                                         362,992         454,503

      Equity
           Common Stock                                                       3,930,455       3,930,455
           Addl Paid in Capital                                               3,252,981       3,240,995
           Preferred Stock Series A                                           1,837,566       1,837,566
           Stock Issue Cost                                                    (632,866)       (632,866)
           Retained Earnings                                                 (8,319,529)     (8,319,529)
           Net Loss                                                            (266,376)       (346,061)
                                                                         -------------------------------
      Total Equity                                                             (197,769)       (289,440)
                                                                         -------------------------------
TOTAL LIABILITIES & EQUITY                                                      165,223         165,063
                                                                         ===============================

                             OPTICON MEDICAL, INC.
                            Statement of Operations
                              As of April 30, 2002


                                                          Month of      Month of         Month of        Month of
                                                           Jan '02       Feb '02          Mar '02         Apr '02           YTD
                                                      ----------------------------  --------------  ------------------------------
   Ordinary Income/Expense
      Expense
         Research & Development
             Payroll Expenses
                 Wages                                        6,563         6,563           6,563           6,563          26,252
                 Employee Benefits                              988           621             807             673           3,089
                 Payroll Taxes & other                          640           537             502             502           2,181
             Consulting                                           0             0               0               0               0
             Depreciation & Amortization                      3,190         3,190           3,190           3,190          12,760
             Equip & Furniture                                    0             0               0               0               0
             Freight and Postage                                  0             0               0              49              49
             FMEA & Testing                                       0             0               0             150             150
             Patent Expense                                   2,000         2,618           7,560           9,887          22,065
             Professional Services                                0             0               0               0               0
             Rent                                             2,227         2,227           2,227           2,227           8,908
             Research and Office Supplies                         0             7             (25)              0             (18)
             Product Development                                  0             0               0               0               0
             Travel & Entertainment                               0             0               0               0               0
                                                      ----------------------------  --------------  ------------------------------
         Total Research & Development                        15,608        15,763          20,823          23,241          75,435
         Clinical & Regulatory
             Payroll Expenses
                 Wages                                            0             0               0               0               0
                 Employee Benefits                                0             0               0               0               0
                 Payroll Taxes                                    0             0               0               0               0
             Travel & Entertainment                               0             0               0               0               0
             Supplies                                             0             0               0              12              12
             Professional Services                               84             0               0               0              84
             Consulting & Contracting                         2,163         2,184           2,240           2,086           8,673
             Clinical Trials                                    400             0          64,915           5,440          70,755
                                                      ----------------------------  --------------  ------------------------------
         Total Clinical & Regulatory                          2,647         2,184          67,155           7,538          79,524
         General & Administrative
             Payroll Expenses
                 Wages & Deferred Comp                       15,622        15,678          15,342          15,706          62,348
                 Employee Benefits                              475           843           1,016             908           3,242
                 Payroll Taxes & other                        1,451         1,328           1,195           1,347           5,321
             Depreciation & Amortization                      1,750         1,750           1,750           1,750           6,999
             Dues and Subscriptions                               0             0               0               0               0
             Equipment  Furniture                                 0             0               0               0               0
             Freight and Postage                                 78           181             122             152             533
             Insurance                                        5,697         5,698           6,199           6,199          23,793
             Interest                                           204           241             498             874           1,817
             Office Supplies & Expense                           43           137             161              48             389
             Professional Fees                                    0             0               0               0               0
                 Audit & Accounting                             131            73              35           1,864           2,103
                 Legal Fees                                       0         2,903          28,848          14,157          45,908
                 Consulting, Reporting & Other               14,000         1,094             450             773          16,317
             Rent & Facilities                                4,285         4,285           4,285           4,285          17,140
             Taxes                                               50           161               0               0             211
             Telephone & Communication                          387         1,269             549             562           2,767
             Travel & Entertainment                             681           528             783             282           2,274
                                                      ----------------------------  --------------  ------------------------------
         Total General & Administrative                      44,854        36,169          61,233          48,907         191,162
                                                      ----------------------------  --------------  ------------------------------
      Total Expense                                          63,109        54,116         149,211          79,686         346,121
                                                      ----------------------------  --------------  ------------------------------

   Net Ordinary Income (Loss)                               (63,109)      (54,116)       (149,211)        (79,686)       (346,121)

      Interest Income                                            60             0               0               0              60
                                                      ----------------------------  --------------  ------------------------------
Net Income (Loss)                                           (63,049)      (54,116)       (149,211)        (79,686)       (346,061)


                                                                3/21/2002 -      3/21/2002 -
                                                                3/31/2002       4/30/2002
                                                          ---------------------------------
   Ordinary Income/Expense
      Expense
         Research & Development
             Payroll Expenses
                 Wages                                              3,281            9,844
                 Employee Benefits                                    752            1,425
                 Payroll Taxes & other                                251              753
             Consulting                                                 0                0
             Depreciation & Amortization                            1,053            4,243
             Equip & Furniture                                          0                0
             Freight and Postage                                        0               49
             FMEA & Testing                                             0              150
             Patent Expense                                             0            9,887
             Professional Services                                      0                0
             Rent                                                       0            2,227
             Research and Office Supplies                               0                0
             Product Development                                        0                0
             Travel & Entertainment                                     0                0
                                                          ---------------------------------
         Total Research & Development                               5,337           28,578
         Clinical & Regulatory
             Payroll Expenses
                 Wages                                                  0                0
                 Employee Benefits                                      0                0
                 Payroll Taxes                                          0                0
             Travel & Entertainment                                     0                0
             Supplies                                                   0               12
             Professional Services                                      0                0
             Consulting & Contracting                               2,240            4,326
             Clinical Trials                                       82,145           87,585
                                                          ---------------------------------
         Total Clinical & Regulatory                               84,385           91,923
         General & Administrative
             Payroll Expenses
                 Wages & Deferred Comp                              7,671           23,377
                 Employee Benefits                                    764            1,672
                 Payroll Taxes & other                                587            1,934
             Depreciation & Amortization                              577            2,327
             Dues and Subscriptions                                     0                0
             Equipment  Furniture                                       0                0
             Freight and Postage                                       26              178
             Insurance                                                  0            6,199
             Interest                                                 127            1,001
             Office Supplies & Expense                                141              189
             Professional Fees                                          0                0
                 Audit & Accounting                                    35            1,899
                 Legal Fees                                             0           14,157
                 Consulting, Reporting & Other                        144              917
             Rent & Facilities                                      6,365           10,650
             Taxes                                                      0                0
             Telephone & Communication                                299              861
             Travel & Entertainment                                     0              282
                                                          ---------------------------------
         Total General & Administrative                            16,736           65,643
                                                          ---------------------------------
      Total Expense                                               106,458          186,144
                                                          ---------------------------------
   Net Ordinary Income (Loss)                                    (106,458)        (186,144)

      Interest Income                                                   0                0
                                                          ---------------------------------
Net Income (Loss)                                                (106,458)        (186,144)

                              OPTICON MEDICAL INC.
                              CASH FLOW STATEMENT
                              AS OF APRIL 30, 2002

                                                                                                    Month of
                                                                                                    April '02            YTD
          OPERATING ACTIVITIES
              Net Loss                                                                                (79,686)         (346,061)
              Adjustments to reconcile Net Income
              to net cash provided by operations:
                  (Inc)/Dec in Prepaid Assets                                                              41             2,618
                  Accounts Receivable - Other                                                               0                 0
                  Depreciation                                                                          3,972            15,886
                  Amortization                                                                            968             3,871
                  Inc/(Dec) in Accounts Payable                                                        41,739            51,098
                  Inc/(Dec) in Credit Card Liability                                                        0                 0
                  Inc/(Dec) in Dividends Payable                                                       11,987            95,041
                  Inc/(Dec) in Accrued Liabilities                                                    (10,213)           38,817
                                                                                              ----------------  ----------------
          Net cash used in Operating Activities                                                       (31,192)         (138,730)

          INVESTING ACTIVITIES
              Fixed Assets:Fixtures and Equipment                                                           0                 0
              Intangible  Assets : Patents                                                                  0                 0
                                                                                              ----------------  ----------------
          Net cash used in Investing Activities                                                             0                 0

          FINANCING ACTIVITIES
              Loan Payable                                                                             48,000            98,000
              Capital Lease Obligations                                                                     0              (249)
              APIC-Conversion, Warrants & Other                                                       (11,987)          (69,538)
              Common Stock                                                                                  0                 0
              Preferred Stock                                                                               0                 0
              Stock Issue Cost                                                                              0                 0
                                                                                              ----------------  ----------------
          Net cash provided by (used) in Financing Activities                                          36,013            28,213
      Net cash decrease for period                                                                      4,821          (110,517)
      Cash at beginning of period                                                                         221           115,559
                                                                                              ----------------  ----------------
     Cash at end of period                                                                              5,042             5,042
                                                                                              ================  ================